Exhibit 10.01(a)


                                 AMENDMENT NO. 1

                                       TO

                              MANAGEMENT AGREEMENT

      WHEREAS, MORGAN STANLEY CHARTER ASPECT L.P., a Delaware limited partnership (the "Partnership"), DEMETER MANAGEMENT CORPORATION, a Delaware corporation (the "General Partner"), and ASPECT CAPITAL LIMITED, a limited liability company registered in England and Wales (the "Trading Advisor"), have agreed to amend the Management Agreement, by and among the Partnership, the General Partner, and the Trading Advisor, dated as of October 16, 2006 (the "Management Agreement") to amend Exhibit B of the Management Agreement. Terms used and not otherwise defined herein have the meanings ascribed to such terms in the Management Agreement.

      WHEREAS, all provisions contained in the Management Agreement remain in full force and effect and are modified only to the extent necessary to provide for the amendments set forth below;

      NOW, THEREFORE, the parties hereto hereby amend the Management Agreement as follows:


            1. Exhibit B to the Management Agreement is hereby deleted in its entirety and replaced with Exhibit B attached hereto.


            2. The foregoing amendment shall take effect as of the 1st day of December 2006.


            3. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute the same agreement.


            4. This Amendment No. 1 shall be governed and construed in accordance with the laws of the State of New York.


            5. Each party represents and warrants, with respect to itself only, that it has taken all action required to be taken in order to authorize and effect this Amendment No. 1. This Amendment No. 1 constitutes a legal, valid and binding and enforceable obligation of the respective parties.


            6. Save as herein provided, the parties agree that the Management Agreement shall continue in full force and effect.

            IN WITNESS WHEREOF, this Amendment No. 1 to the Management Agreement has been executed for and on behalf of the undersigned as of the 20th day of December 2006.


                              MORGAN STANLEY CHARTER ASPECT L.P.

                              By: Demeter Management Corporation,
                                      General Partner


                              By:   /s/ Walter Davis
                                 ------------------------------------
                                 Name:  Walter Davis
                                 Title: President


                              DEMETER MANAGEMENT CORPORATION


                              By:   /s/ Walter Davis
                                 ------------------------------------
                                 Name:  Walter Davis
                                 Title: President


                              ASPECT CAPITAL LIMITED


                              By:   /s/ Simon Rockall
                                 ------------------------------------
                                 Name:  Simon Rockall
                                 Title: Company Secretary

                                                                     EXHIBIT B


                            Futures Interests Traded

                         The Aspect Diversified Program


             Agriculturals

Canola              (WCE)
Cattle Feeder       (CME)
Cocoa               (CSCE)
Coffee 'C'          (CSCE)
Corn                (CBT)
Cotton No. 2        (NYCE)
Frozen Orange Juice (FCOJ-1)(NYBOTX)
Frozen Pork Bellies (CME)
Hard Red Spring     (MGE)
Wheat
Hard Red Winter     (KCB)
Wheat
Lean Hogs           (CME)
Live Cattle         (CME)
Lumber (Random      (CME)
Length)
No. 7 Cocoa         (LFE)
Oats                (CBT)
Robusta Coffee      (LIF)
Soy Bean Oil        (CBT)
Soya Beans          (CBT)
Soybean Meal        (CBT)
Sugar               (CSCE)
Wheat               (CBT)
White Sugar         (LIF)


                Energies

Brent Crude Oil     (IPE)
Crude Oil           (OTC)
Crude Oil           (NYMEX)
Gas Oil             (IPE)
Gasoline            (TOCOM)
Heating Oil         (NYMEX)
Kerosene            (TOCOM)
Natural Gas         (NYMEX)
Unleaded Gas        (NYMEX)

                 Metals

Aluminum (High      (LME)
Grade)
Copper (High Grade) (COMEX)
Copper              (LME)
Gold (100 Oz)       (COMEX)
Gold                (TOCOM)
Lead (High Grade)   (LME)
Nickel (High Grade) (LME)
Palladium           (NYMEX)
Palladium           (TOCOM)
Platinum            (NYMEX)
Platinum            (TOCOM)
Silver              (NYMEX)
Zinc (High Grade)   (LME)


                 Bonds

Australian 10 Year  (SFE)
Government Bond
Australian 3 Year   (SFE)
Government Bond
British Long Gilt   (LIF)
Canadian 10 Year    (ME)
Government Bond
Euro Bobl           (EUREX)
Euro Bund           (EUREX)
Euro Schatz         (EUREX)
Five Year Euro      (LIF)
Swapnote
Japanese 10 Year    (TSE)
Government Bond
Japanese 10 Year    (SIMEX)
Government Bond
Mini
Swiss Federation    (EUREX)
Long Term Bond
Ten Year Euro       (LIF)
Swapnote
Two Year Euro       (LIF)
Swapnote
US 10 Year Agency   (CBT)
Note
US 10 Year          (CBT)
Treasury Note
US 2 Year Treasury  (CBT)
Note
US 30 Year          (CBT)
Treasury Bond
US 5 Year Treasury  (CBT)
Note


             Interest Rates

30 Day Interbank    (SFE)
Cash Rate
90 Day Sterling     (LIF)
Libor
Australian 90 Day   (SFE)
Bank Bills
Canadian Bankers    (ME)
Acceptance

Euribor             (LIF)
Eurodollar          (CME)
Euroswiss           (LIF)
Euroyen (3 Month)   (TIF)
New Zealand 90 Day  (SFE)
Bank Bills
US 30 Day Federal   (CBT)
Funds


               Currencies

Australian Dollar
British Sterling
Canadian Dollar
Czech Koruna
Danish Krone
Euro
Hungarian Forint
Japanese Yen
Mexican Peso
New Zealand Dollar
Norwegian Krone
Polish Zloty
Singapore Dollar
South African Rand
Swedish Krona
Swiss Franc
Thai Baht
US Dollar


             Stock Indices

Amsterdam           (EURONEXT)
Exchanges Index
Australian SPI-200  (SFE)
Index
Canadian S&P/TSE    (ME)
60 Index
DJ Euro Stoxx 50    (EUREX)
Dow Jones           (CBT)
Industrial Average
Dow Jones           (CBT)
Industrial Average
E-Mini
French CAC 40 Index (MATIF)
FTSE 100 Index      (LIF)
German DAX Index    (EUREX)
Hang Seng China     (HKFE)
Enterprises
(H-Shares) Index
Hong Kong Hang      (HKFE)
Seng Index
Italian MIB/S&P 40  (MIL)
Index
Italian MIB/S&P 40  (MIL)
Index Mini
Japanese NIKKEI     (SIMEX)
Index
Japanese NIKKEI     (CME)
Index
(Yen-Denominated)
Japanese TOPIX      (TSE)
Index
MSCI Pan Euro Index (LIF)
MSCI Singapore      (SGX)
Index
NASDAQ 100          (CME)
NASDAQ 100 E-Mini   (CME)
OMX Stock Index     (SOM)
Standardized
Futures Contract
Russell 1000 E-Mini (CME)
Russell 2000 Index  (CME)
E-Mini
S&P 500             (CME)
S&P 500 E-Mini      (CME)
S&P Midcap 400      (CME)
Index E-Mini
South African       (SAF)
FTSE/JSE Top 40
Index
Spanish IBEX 35     (MEFFRV)
Index
Taiwanese MSCI      (SIMEX)
Index